UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 23, 2005
                        (Date of Earliest Event Reported)

                            Perfisans Holdings, Inc.
             (Exact name of Registrant as specified in its charter)

                          Maryland 000-27773 91-1869317
            (State or other jurisdiction of (Commission File Number)
       (I.R.S. Employer incorporation or organization) Identification No.)

                4118 14th Ave., Unit #4, Markham, Ontario L3R 0J6
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 943-9996

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Secured Convertible Note Offering
----------------------------------------

         On March 21, 2005, Perfisans Holdings, Inc. (the "Company") entered into a Securities Purchase Agreement, dated as of March 21, 2005, by and among Perfisans Holdings, Inc. (the "Company"), and Alpha Capital ("Alpha"), Platinum Partners Value Arbitrage Fund LP ("Platinum"), Nite Capital, Ltd. ("Nite") and Whalehaum Capital Fund Limited ("Whalehaum"). Alpha, Platinum, Nite and Whalehaum are collectively referred to as the "Purchasers". Whereby the Company authorized the sale to the Purchasers of Convertible Term Notes (the "Notes") in the aggregate principal amount of One Million Two Hundred Thousand Dollars ($1,200,000), with an over allotment option of $240,000. The offering was made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Notes are convertible into common stock of the Company at a final price of $0.3375 per share. In connection with the offering, the Company issued an aggregate of 8,300,000 warrants to purchase common stock at prices ranging from $0.3375 to $2.00 per share. Of the warrants, 1,777,778 are exercisable for a period of three years at $0.675 per share, 3,500,000 are exercisable for a period of three years at $2.00 per share, 1,777,778 are exercisable for a period of six months at $0.3375 per share, 888,888 are exercisable for a period of six months at $0.675 per share and 355,556 are exercisable for a period of three years at $0.54 per share. The proceeds of the offering will be used to fund acquisitions and for working capital.

         The conversion of the Notes are subject to an effective Registration Statement. The net proceeds of the financing are to be utilized for general working capital.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER              DESCRIPTION
------              -----------

99.1    Secured Convertible Term Note

99.2    Securities Purchase Agreement (without schedules)

99.3    Master Security Agreement

99.4 Guaranty by the Company's wholly owned subsidiary, Perfisans Networks Corporation



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERFISANS HOLDINGS, INC.


By: /s/ To-Hon Lam
-----------------------
To-Hon Lam
Chief Executive Officer

Dated: March 21, 2005